EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Energy Focus, Inc. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2026 (the “Report”), I, Chiao Chieh Jay Huang, Chief Executive Officer and Principal Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes Oxley Act of 2002, that to the best of my knowledge:
(i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Chiao Chieh (Jay) Huang
Chiao Chieh (Jay) Huang Chief Executive Officer (Principal Executive Officer)
Date:	May 12, 2026

/s/ Chiao Chieh (Jay) Huang
Chiao Chieh (Jay) Huang Chief Financial Officer (Principal Financial Officer)
Date:	May 12, 2026
A signed original of this written statement required by Section 906 has been provided to Energy Focus, Inc. and will be retained by Energy Focus, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.